UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2024
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On September 6, 2024, GRI Bio, Inc. (the “Company”) reconvened its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which was previously convened and adjourned on August 23, 2024, virtually at www.virtualshareholdermeeting.com/GRI2024. Of the Company’s 741,914 shares of common stock issued and outstanding and eligible to vote as of the record date of June 27, 2024, a quorum of 311,668 shares, or approximately 42% of the eligible shares, was present in person or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on August 2, 2024, as amended and supplemented to date. The following actions were taken at the Annual Meeting:

Proposal 1
Election of David Baker to the Company's Board of Directors, to serve as Class I director until the Company’s 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,134	40,091	155	210,288
Proposal 2
Ratification of the appointment of Sadler, Gibb & Associates LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
285,641	25,988	39	—
Proposal 3
Approval, for purposes of complying with Nasdaq Rule 5635(d), of the issuance of shares of the Company’s common stock, par value $0.0001 per share (the "Common Stock"), underlying Series C-1 Common Warrants and Series C-2 Common Warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2024, by and between the Company and the investor named on the signature page thereto, and underlying Placement Agent Warrants issued by the Company pursuant to that certain Engagement Letter between the Company and H.C. Wainwright & Co., LLC, dated as of May 3, 2024, in an aggregate amount equal to or in excess of 20% of the Company’s Common Stock then outstanding.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
51,165	47,971	2,244	210,288
Proposal 4
Approval of an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock available for issuance thereunder by 600,000.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
31,556	68,911	913	210,288

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2024	GRI Bio, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer